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                                                                   Exhibit 10.19


                        BEST FINANCE INVESTMENTS LIMITED
                                c/o Billy Cheung
                              4/F Hendley Building
                                 5 Queen's Road
                                Central Hong Kong

                                November 30, 2001


vFinance, Inc.
3010 North Military Trail
Suite 300
Boca Raton, Florida 33431
Attention:  Leonard J. Sokolow, CEO and President

         Re: Note Purchase Agreement between Best Finance Investments Limited and vFinance, Inc.

Gentlemen:

         Reference is made to that certain Note Purchase Agreement (the "Agreement") dated as of November 28, 2001 by and between vFinance, Inc. and Best Finance Investments Limited. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such capitalized terms in the Agreement.

         We are prepared to provide vFinance, Inc. with $520,000 today (we will immediately instruct our attorney to wire such funds held by his firm per your instructions) under the terms of the Agreement, except as modified herein.

         1. Upon the receipt of vFinance, Inc. of $520,000, vFinance, Inc. will issue to Best Finance Investments Limited a promissory note containing substantially the same terms as the Note attached as Exhibit D to the Agreement, except that the principal amount of the Note will be $520,000.

         2. Best Finance Investments Limited will provide vFinance, Inc. with an additional $980,000, representing the balance of the Loan, by no later than the later to occur (the "Due Date") of (a) 5:00 p.m. (Ft. Lauderdale, Florida Time) on December 5, 2001 or (b) the business day after vFinance, Inc. notifies Best Finance Investments Limited that the conditions in Section 7(I) and 7(j) of the Agreement have been satisfied. Notwithstanding anything herein or in the Agreement to the contrary, if Best Finance Investments Limited does not provide the additional $980,000 by the Due Date, it shall have no obligation to provide such amount in which case the provisions of the last two sentences of paragraph 3 below shall apply. Upon receipt of such funds by vFinance, Inc., vFinance, Inc. will issue another Note in the amount of $980,000 to Best Finance Investments Limited in the form of Exhibit D to the Agreement.


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         3. Promptly upon receipt of the $520,000 by vFinance, Inc., the
Registration Rights Agreement, the Investor Rights Agreement and the Note attached as Exhibits B, C, and D, respectively, to the Agreement will be executed by the respective parties. Section 1 of the Investor Rights Agreement shall not be effective unless and until Best Finance Investments Limited provides the funds to vFinance, Inc. referred to in paragraph 2 hereof by 5:00 p.m. Florida time on the Due Date. The Option attached as Exhibit A to the Agreement will not be issued by vFinance, Inc. unless and until Best Finance Investments Limited provides the funds to vFinance, Inc. referred to in paragraph 2 hereof by no later than 5:00 p.m. (Ft. Lauderdale, Florida time) on the Due Date.

         4. Best Finance Investments Limited hereby waives the condition in
Section 7(i) of the Agreement in connection with the initial Loan of $520,000 to vFinance, Inc. by Best Finance Investments Limited. However, such condition must be satisfied prior to or at the time that Best Finance Investments Limited provides the additional $980,000 Loan to vFinance, Inc.

         5. Best Finance Investments Limited hereby waives the condition in
Section 7(j) of the Agreement in connection with the initial Loan of $520,000 to vFinance, Inc. by Best Finance Investments Limited. However, such condition must be satisfied prior to or at the time that Best Finance Investments Limited provides the additional $980,000 Loan to vFinance, Inc.

         6. The legal opinion of Edwards & Angell, LLP respecting the $520,000 Loan and the $980,000 additional Loan to be made to vFinance, Inc. in accordance with the terms of this letter and the Agreement will be substantially in the form attached as Exhibit E to the Agreement. Best Finance Investments Limited agrees that such opinion will be delivered to Best Finance Investments Limited by no later than 5:00 p.m. (Ft. Lauderdale, Florida time) on the Due Date.

         7. The cash escrow arrangement in Section 1(a) of the Agreement is hereby waived with respect to the cash proceeds of the Loan.

         8. Section 8(n) of the Agreement is hereby waived for the initial Loan of $520,000 but will apply if Best Finance Investment Limited provides the additional Loan to vFinance, Inc. in accordance with paragraph 2 hereof.





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         9. All other provisions of the Agreement are incorporated herein by reference.

                                       Sincerely,

                                       Best Finance Investments Limited

                                       By: /s/ Wong Sin Just
                                           -------------------------------------
                                           Name:  Wong Sin Just
                                           Title: Director

Agreed and Accepted:

vFinance, Inc.



By: /s/ Leonard J. Sokolow
    ------------------------------
Name:  Leonard J. Sokolow
Title: CEO and President




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